News Release

For more information, contact:

Eileen Connolly - AT&T Investor Relations
908-234-8510

William Dordelman - Comcast Corporation
215-981-7550

Ken Mikalauskas - Comcast Corporation
215-981-7541

FOR RELEASE WEDNESDAY, NOVEMBER 6, 2002:

AT&T and Comcast Announce Recalculated Interest Rates and Exchange Ratios for Exchange Offer in Connection with AT&T Comcast Transaction

      BEDMINSTER, N.J. AND PHILADELPHIA - AT&T (NYSE: T) and Comcast Corporation (Nasdaq: CMCSA, CMCSK) today announced the recalculated exchange ratios and interest rates for the Broadband Eligible Note portion of AT&T's pending exchange offer relating to an aggregate of $11.8 billion of its existing debt securities. The exchange offer is a part of the planned combination of Comcast and AT&T Broadband (the "AT&T Comcast Transaction").

      The exchange offer and withdrawal rights will expire at 12:00 midnight, New York City time, on November 8, 2002 unless extended. AT&T will announce any extensions by press release or other permitted means no later than 9:00 a.m., New York City time, the business day after expiration of the exchange offer for that series of notes. Holders may withdraw any notes tendered until the expiration of the exchange offer for that series of notes. If the exchange offer is extended as to any series of Broadband Eligible Notes, the exchange ratios and interest rates applicable to such Broadband Eligible Notes will be recalculated based on the relevant exchange spread, credit spread and reference U.S. Treasury rates on the date two business days prior to the expiration of the extended exchange offer. Information in this press release assumes no extension of the exchange offer for any series of notes.

      Unless further extended, AT&T anticipates the settlement date for the exchange offer will be November 14.

      Holders tendering by notice of guaranteed delivery are reminded that certificates for all physically tendered notes, in proper form for transfer, or a book-entry confirmation, as the case may be, must be received by the exchange agent within three New York Stock Exchange trading days after the date the notice of guaranteed delivery is executed, and in no event later than November 13, 2002. Because Monday, November 11, 2002, is a New York Stock Exchange trading day, any person wishing to tender notes purchased on Friday, November 8, 2002, will need to make special arrangements with its seller in order to comply with this timing requirement.

      The following table sets forth certain information relating to the calculation of the coupon on the New Broadband Notes:


                                                      REFERENCE
                                                         U.S.
  NEW BROADBAND                    REFERENCE U.S.      TREASURY    CREDIT
     NOTES          CUSIP NO.         TREASURY          YIELD      SPREAD   COUPON
                    --------       -------------      ---------    ------   ------

8.375% Notes        00209TAA3    4.375% US Treasury     4.025%      4.35%    8.375%
   Due 2013                        Note Due 08/15/12
9.455% Notes        00209TAB1    5.375% US Treasury     5.055%      4.40%    9.455%
   Due 2022                        Note Due 02/15/31



      The following table sets forth certain information relating to the calculation of the exchange ratios:



                                                                       EXCHANGE
                                                                       PRICE OF
                                                                       BROADBAND
                                                            BROADBAND  ELIGIBLE
                                         REFERENCE          ELIGIBLE     NOTE
                             REFERENCE      U.S.              NOTE        AT
                               U.S.      TREASURY  EXCHANGE  EXCHANGE  EXCHANGE    EXCHANGE
                             TREASURY      YIELD    SPREAD    YIELD      YIELD      RATIO
                             --------    --------  --------  -------    --------   -------
 BROADBAND ELIGIBLE NOTES
7.00% Notes Due May 15,
2005......................    6.50% US     2.029%    2.85%    4.879%   $1,049.40   1.04940
                              Treasury
                              Note Due
                              05/15/05

7.50% Notes Due 2006......    4.625% US    2.463%    3.40%    5.863%   $1,051.70   1.05170
                              Treasury
                              Note Due
                              05/15/06

7.75% Notes Due March 1,
2007......................    6.25% US     2.734%    3.40%    6.134%   $1,060.10   1.06010
                              Treasury
                              Note Due
                              02/15/07

6.00% Notes Due 2009......    5.50% US     3.436%    2.65%    6.086%     $995.44   0.99544
                              Treasury
                              Note Due
                              05/15/09

8.125% Debentures Due
January 15, 2022..........    5.375% US    5.055%    3.15%    8.205%     $992.15   0.99215
                              Treasury
                              Bond Due
                              02/15/31

8.125% Debentures Due July
15, 2024..................    5.375% US    5.055%    3.20%    8.255%     $986.80   0.98680
                              Treasury
                              Bond Due
                              02/15/31

8.35% Debentures Due 2025..   5.375% US    5.055%    3.35%    8.405%     $994.32   0.99432
                              Treasury
                              Bond Due
                              02/15/31

8.625% Debentures Due
December 1, 2031..........    5.375% US    5.055%    3.35%    8.405%   $1,023.70   1.02370
                              Treasury
                              Bond Due
                              02/15/31

      As described in the Prospectus dated October 4, 2002, the exchange ratios and interest rates were based upon spreads determined as of the date of the Prospectus over the relevant reference U.S. Treasury rates in effect at 2:00 p.m. on November 6, 2002, which is two business days prior to the new assumed expiration date of the exchange offers of November 8, 2002. If more than the proration percentage of any series of Broadband Eligible Notes is tendered and not withdrawn by the applicable expiration date, notes of that series will be accepted for exchange on a prorated basis.

      The following table sets forth the CUSIP numbers for the existing Broadband Eligible Notes, the Broadband Exchange Notes to be issued on the settlement date for the exchange offer, and the New Broadband Notes to be issued upon closing of the AT&T Comcast Transaction:


                                                       CUSIP NO.
                                                       ---------
                       BROADBAND ELIGIBLE NOTES
             7.00% Notes Due May 15, 2005              001957AS8
             7.50% Notes Due 2006                      001957AP4
             7.75% Notes Due March 1, 2007             001957AR0
             6.00% Notes Due 2009                      001957AV1
             8.125% Debentures Due January 15, 2022    001957AJ8
             8.125% Debentures Due July 15, 2024       001957AK5
             8.35% Debentures Due 2025                 001957AQ2
             8.625% Debentures Due December 1, 2031    001957AL3


                       BROADBAND EXCHANGE NOTES
             7.00% Notes Due May 15, 2005              00209UAA0
             7.50% Notes Due 2006                      00209UAB8
             7.75% Notes Due March 1, 2007             00209UAC6
             6.00% Notes Due 2009                      00209UAD4
             8.125% Debentures Due January 15, 2022    00209UAE2
             8.125% Debentures Due July 15, 2024       00209UAF9
             8.35% Debentures Due 2025.                00209UAG7
             8.625% Debentures Due December 1, 2031    00209UAH5


                         NEW BROADBAND NOTES
             8.375% Notes Due 2013                     00209TAA3
             9.455% Notes Due 2022                     00209TAB1

      The following table sets forth the CUSIP numbers for the existing AT&T Eligible Notes and the New AT&T Notes to be issued on the settlement date for the exchange offer. Investors are reminded that the New AT&T Notes will have the same coupon and maturity date as the existing AT&T Eligible Notes until the closing of the AT&T Comcast Transaction:


                         AT&T ELIGIBLE NOTES
        5.625% Notes Due March 15, 2004                         001957AU3
        6.75% Notes Due April 1, 2004                           001957AM1
        7.75% Medium-Term Notes, Series A Due May 15, 2025      00206QAP9
        8.00% Medium-Term Notes, Series A Due May 15, 2025      00206QAN4
        6.50% Notes Due March 15, 2029                          001957AW9
        FRN Medium-Term Notes, Series A Due 2054                00206QAE4
           (spread over commercial paper: -.15%)

                           NEW AT&T NOTES
        6.375% Notes Due March 15, 2004                         001957BE8
        7.50% Notes Due April 1, 2004                           001957BF5
        8.35% Medium-Term Notes, Series A Due May 15, 2025      00206QAR5
        8.60% Medium-Term Notes, Series A Due May 15, 2025      00206QAS3
        6.50% Notes Due March 15, 2013                          001957BJ7
        FRN Medium-Term Notes, Series A Due 2054                00206QAT1
           (spread over commercial paper: +.45%)

      The terms of the exchange offer and other information relating to AT&T and Comcast are set forth and incorporated by reference in the Prospectus and should be read carefully, including the risk factors contained and incorporated by reference in the Prospectus. Copies of the Prospectus and the related letters of transmittal may be obtained from D.F. King & Co., Inc., the Information Agent at (212) 269-5550 or (866) 868-2409.

      None of the Boards of Directors of AT&T Corp., Comcast Corporation or the additional registrants is making, and none of them have authorized any Dealer Manager or any other person to make (a) any recommendation as to whether holders should tender eligible notes in the exchange offer, (b) any prediction as to the price at which the New AT&T Notes, the Broadband Exchange Notes or the New Broadband Notes will trade on a when-issued basis, at initial issuance or thereafter, or (c) any prediction as to the price at which any eligible notes not tendered or not accepted in the exchange offer will trade after the expiration of the exchange offer, or as to the price at which they would trade if the exchange offer is not completed. The additional registrants are AT&T Broadband Corp., MediaOne Group, Inc., AT&T Broadband, LLC, AT&T Comcast Corporation and Comcast Cable Communications, Inc.

      The Dealer Managers for this transaction are, in alphabetical order:
Credit Suisse First Boston, Deutsche Bank Securities, Goldman, Sachs & Co., JPMorgan, Merrill Lynch and Morgan Stanley.

              Exchange Agent                     Luxembourg Exchange Agent
           The Bank of New York              The Bank of New York (Luxembourg)
   Corporate Trust Reorganization Unit                     S.A.
          101 Barclay Street, 7E               Aerogolf Center-1A, Hoehenhof
         New York, New York 10286                  L-1736 Senningerberg
              Attn: Kin Lau                             Luxembourg
        Toll Free: (800) 254-2826                 Attn: Sunjeeve D. Patel
        Telephone: (212) 815-3750               Telephone: 44 207 964 6337
        Facsimile: (212) 298-1915               Facsimile: 44 207 964 6399


                                Information Agent
                             D.F. King & Co., Inc.
                           77 Water Street, 20th Floor
                            New York, New York 10005

                 Banks and Brokers Call Collect: (212) 269-5550
                    All Others Call Toll Free: (866) 868-2409

                           D.F. King (Europe) Limited
                       2 London Wall Buildings - 2nd Floor
                                 London EC2M5PP
                           Telephone: 44 207 920 9700


                 The Dealer Managers for the exchange offer are,
                       in alphabetical order, as follows:


        CREDIT SUISSE FIRST BOSTON                DEUTSCHE BANK SECURITIES                GOLDMAN, SACHS & Co.
            11 Madison Avenue                       31 West 52nd Street                     85 Broad Street
        New York, New York 10010                  New York, New York 10019              New York, New York 10004
    Attn: Liability Management Group          Attn: Liability Management Group      Attn: Liability Management Group
        Toll Free: (800) 820-1653                Toll Free: (866) 627-0391             Toll Free: (877) 686-5059
         Collect: (212) 325-2537               International: 44 207 545 8011           Collect: (212) 902-0041


                JPMORGAN                             MERRILL LYNCH & Co.                     Morgan Stanley
             270 Park Avenue                      4 World Financial Center                   1585 Broadway
        New York, New York 10017                  New York, New York 10080              New York, New York 10036
    Attn: Liability Management Group          Attn: Liability Management Group      Attn: Liability Management Group
        Toll Free: (866) 834-4666                Toll Free: (888) 654-8637             Toll Free: (800) 624-1808
         Collect: (212) 834-4851                  Collect: (212) 449-4914               Collect: (212) 761-2219





      This press release is neither an offer to exchange nor a solicitation of an offer to exchange the securities. The exchange offer is made only by the Prospectus dated October 4, 2002 and the related letters of transmittal and is not being made to, and tenders will not be accepted from or on behalf of, holders of the securities in any jurisdiction for which the making or acceptance of the exchange offer would not be in compliance with the laws of that jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the exchange offer to be made by a licensed broker or dealer, the exchange offer shall be deemed to be made on behalf of AT&T by the Dealer Managers or their affiliates licensed under the laws of the relevant country or jurisdiction.

      This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.